Ohio National Fund, Inc.

Supplement dated July 26, 2022

to the Prospectus dated April 29, 2022

The following supplements and amends the prospectus dated April 29, 2022:

Effective August 19, 2022, Intech Investment Management LLC is replacing Janus Henderson Investors US LLC as sub-adviser to the ON Janus Henderson U.S. Low Volatility Portfolio (the “Portfolio”). In connection with this change in sub-advisers, the Portfolio is being renamed as the ON U.S. Low Volatility Portfolio and the Portfolio’s advisory and sub-advisory fees are being reduced.

As a result of these changes, the prospectus is amended as follows:

All references to the ON Janus Henderson U.S. Low Volatility Portfolio are deleted and replaced with references to the ON U.S. Low Volatility Portfolio, and all references to Janus Henderson Investors US, LLC, are deleted.

Additionally, the information under the following headings is amended as noted:

Fees and Expenses of the Portfolio

The Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following table:

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.57%
Distribution and/or Service (12b-1) Fees	None
Other expenses*	0.03%
Total Annual Fund Operating Expenses**	0.60%

*	Annualized

**	The expense information in the table has been restated to reflect current fees as if they had been in effect during the previous fiscal year to reflect a reduction in the Management Fees effective August 19, 2022.

Management

The paragraph under “Management” is deleted in its entirety and replaced with the following paragraph:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Intech serves as the investment sub-adviser for the Portfolio. Intech has been a sub-adviser for the Portfolio since August 2022 and prior to that was a sub-subadviser for the Portfolio under a sub-subadvisory agreement with the Portfolio’s former sub-adviser since June 2021. Adrian Banner, Ph.D., Chief Executive Officer and Chief Investment Officer of Intech, and Vassilios Papathanakos, Ph.D., Deputy Chief Investment Officer of Intech, have been portfolio managers of the Portfolio since June 2021.

Fund Management

The fourth paragraph under “Fund Management” is deleted in its entirety and replaced with the following paragraph:

A discussion regarding the basis for the Board of Directors approving the advisory and sub-advisory agreements for ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio is available in the Fund’s Semi-Annual Report for the period ended June 30, 2021. A discussion regarding the basis for the Board of Directors approving the renewal of the advisory and sub-advisory agreements for ON Federated Core Plus Bond Portfolio is available in the Fund’s Annual Report for the year ended December 31, 2021. A discussion regarding the basis for the Board of Directors approving the advisory and sub-advisory agreements for ON U.S. Low Volatility Portfolio will be available in the Fund’s Semi-Annual Report for the period ending June 30, 2022.

Under “Investment Advisory Fees,” the Portfolio’s advisory fee referenced in the table is changed to 0.57%.

Under “Management of Portfolios,” the eighth paragraph is deleted in its entirety and replaced with the following paragraph:

Intech Investment Management LLC (“Intech”) has managed the U.S. Low Volatility Portfolio since August 19, 2022. Prior to that, Intech served as the sub-subadviser to the Portfolio since May 1, 2020. Intech is located at 250 S. Australian Avenue, Suite 1800, West Palm Beach, Florida 33401. Intech is a specialized global equity management firm that applies advanced mathematics and systematic portfolio rebalancing to harness a reliable source of excess returns and a key to risk control — stock price volatility. Founded in 1987 by pioneering mathematician Dr. E. Robert Fernholz, the firm serves some of the world’s leading institutional investors. Intech applies its investment approach across four investment platforms which address specific return and risk objectives – relative or absolute. These strategies only differ by the client’s desired benchmark and risk budget and include enhanced equity, active equity, defensive equity and absolute return investment solutions within the U.S., global and non-U.S. regions. As of December 31, 2021, Intech managed $38 billion in assets under management.

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Please retain this supplement with your Prospectus for future reference.